UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 14, 2001

                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its chapter)

          DELAWARE                       033-36198                22-3038309
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

1825 BARRETT LAKES BLVD, SUITE 260, KENNESAW, GEORGIA                30144
      (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (770) 517-4750

ITEM 2.   ACQUISITION OF ASSETS.

On May 14, 2001, Return On Investment Corporation (ROI) acquired GO Software, Inc. ("GO") from Network Commerce, Inc. The acquisition was pursuant to the Agreement and Plan of Merger and Exchange of Stock dated May 10, 2001 (the "Merger Agreement"). This acquisition will be accounted for in accordance with the purchase method of accounting. The consideration for the acquisition was $1,000,000 in cash and 1,000,000 shares of the Company's common stock, for which the Company is required to file a registration statement with the SEC. GO is recognized as a leader in Windows based payment processing solutions with over 35,000 activations of PCCharge products. In addition, GO's new Java engine, RiTA, is designed to work on virtually any platform including Windows, Unix, Linux, OS/400, and Sun Solaris. RiTA complements ROI's new product design and is expected to be the foundation for the next generation of ROI products. In determining the aggregate purchase price for GO, ROI took into account the value of companies of similar industry and size to GO, comparable transactions, and the market for such companies generally.

ITEM 6.   RESIGNATION OF REGISTRANTS DIRECTORS.

The Registrant accepted the resignation of Glenn E. Cohen from the Board of Directors effective as of May 14, 2001. Mr. Cohen listed professional time constraints as the reason for resigning his position. Attached as Exhibit 17 is the resignation letter.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF GO. Financial statements of GO required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by ROI as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

(b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial statements of ROI required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by ROI as soon as practicable by an amended Current Report on Form 8-K which will be filed within sixty (60) days after the required filing date of this Current Report on Form 8-K.

(c) EXHIBITS.

2 Agreement and Plan of Merger and Exchange of Stock, dated May 10, 2001, by and among Return on Investment Corporation, GO Software, Inc., Network Commerce Inc. and GO Acquisition, Inc.

17   Resignation Letter of Glen E. Cohen from the Board of Directors

99 Additional Exhibits - Articles of Merger GO Acquisition, Inc. and GO Software, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Return On Investment Corporation

                                        /s/ Charles Pecchio Jr.
                                        --------------------------------
Date 5/25/01                            Charles Pecchio Jr.
                                        President and Chief Executive Officer


                                 EXHIBIT INDEX
                                 -------------

2 Agreement and Plan of Merger and Exchange of Stock, dated May 10, 2001, by and among Return on Investment Corporation, GO Software, Inc., Network Commerce Inc. and GO Acquisition, Inc.

17   Resignation Letter of Glen E. Cohen from the Board of Directors

99 Additional Exhibits - Articles of Merger GO Acquisition, Inc. and GO Software, Inc.